THE SCHNEIDER SMALL CAP VALUE FUND

                              OF THE RBB FUND, INC.

                         Supplement dated April 24, 2002
                      to Prospectus dated December 18, 2001


                  The following paragraph is added before the caption "Investment Goal" on page 3 of the prospectus:

Effective April 30, 2002, the Fund will be closed to new investors and will not accept additional share purchases from persons who already hold shares of this Fund through accounts maintained by brokers or other intermediaries by arrangement with RBB. Please read "OTHER PURCHASE INFORMATION" beginning on page 12 for more information.


                  The first paragraph under the caption "OTHER PURCHASE INFORMATION" on page 12 of the prospectus is revised as follows:

The Fund reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Adviser will monitor the Fund's total assets and may decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund's strategy. The Adviser may also choose to reopen the Fund to new investments at any time, and may subsequently close the Fund again should concerns regarding the Fund's size recur. If the Fund closes to new investments, the Fund would be offered only to certain existing shareholders of the Fund and certain other persons, who may be subject to cumulative, maximum purchase amounts.

Distributions to all shareholders of the Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser reserves the right to implement specific purchase limitations at the time of closing, including limitations on current shareholders.

Effective April 30, 2002, the Fund will close to new investors and will not accept additional share purchases from persons who already hold shares of this Fund through accounts maintained by brokers or other intermediaries by arrangement with RBB. The Fund will continue to accept additional share purchases only from (i) existing shareholders that purchased shares directly from the Fund, and (ii) employees of Schneider Capital Management Company and their families. The Fund may open to new investments in the future at the discretion of the Adviser or further restrict sales of its shares.